NET LOSS PER SHARE (Tables)	6 Months Ended
Mar. 31, 2026
Net loss per share attributable to shareholders of the Company
SCHEDULE OF BASIC AND DILUTED NET LOSS PER SHARE

The table below shows the computation of basic and diluted net loss per share for the six months ended March 31, 2025, 2024, and 2023 (in thousands except per share data):

	For the Six Months Ended March 31,
	2026	2025	2024
Numerator:
Net loss attributable to common shareholders	¥(2,593,043)	¥(316,228)	¥(317,817)
Denominator:
Weighted average number of common shares outstanding, basic and diluted	2,477,981	788,180	237,138
Basic and diluted net loss per share	¥(1,046.43)	¥(401.21)	¥(1,340.22)
Antidilutive shares excluded from computation of net loss per share	30,756	24,400	-